Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2043

Closed-End Strategy: Master Income Portfolio 2020-2

INVESCO UNIT TRUSTS, SERIES 2044

Closed-End Strategy: Senior Loan and Limited Duration Portfolio 2020-2

Supplement to the Prospectuses

As of May 21 2020, THL Credit Senior Loan Fund has changed its name and ticker symbol as follows:

Old Name	New Name	Old Ticker	New Ticker
THL Credit Senior Loan Fund	First Eagle Senior Loan Fund	TSLF	FSLF

As a result, effective immediately, all references to THL Credit Senior Loan Fund in each Prospectus are revised accordingly.

Supplement Dated: May 21, 2020